REVENUE	12 Months Ended
Dec. 31, 2021
REVENUE.
REVENUE

16.    REVENUE

The Company generates revenue primarily from the sale of precious metals, consisting of metal concentrates and refined gold.

In the following table, revenue is disaggregated by the geographic location of the Company’s mines and major products.

	2021			2020
	Brazil	Mexico	Total	Brazil	Mexico	Total
Gold	$141,333	$12,872	$154,205	$223,272	$12,841	$236,113
Silver	295	28,170	28,465	487	22,473	22,960
Lead	—	2,686	2,686	—	2,180	2,180
Zinc	—	4,116	4,116	—	3,161	3,161
Ore processing revenue	—	—	—	—	34	34
Smelting and refining charges	(46)	(3,812)	(3,858)	(69)	(4,031)	(4,100)
Revenue from contracts with customers	$141,582	$44,032	$185,614	$223,690	$36,658	$260,348
Changes in fair value from provisional pricing	—	64	64	—	457	457
Total revenue	$141,582	$44,096	$185,678	$223,690	$37,115	$260,805

The amount of revenue recognized in the year ended December 31, 2021, from performance obligations satisfied (or partially satisfied) in the previous period, due to the current period settlement of metal concentrate revenue recognized in the prior periods was a reduction of revenue of $0.2 million. At December 31, 2021, the Company had $2.9 million in revenue subject to provisional pricing in relation to the sale of concentrates.

For the years ended December 31, 2021 and 2020, the Company had revenue contracts with five customers (2020 - five customers) that accounted for the majority of the total revenues as follows:

Customer	Geographical Market	2021	2020
Customer A	Brazil	$80,552	$122,303
Customer B	Brazil	49,957	64,426
Customer C	Brazil	11,073	36,961
Customer D	Mexico (Guanajuato)	21,687	21,281
Customer E	Mexico (Topia)	18,686	13,950
Other	Mexico	3,723	1,884
		$185,678	$260,805

The trade accounts receivable balance of $2.1 million at December 31, 2021 of which $1.7 million related to Customers D and E (December 31, 2020 – $2.0 million, related to Customers B, D and E).